The information contained herein is subject to completion of amendment. A registration statement relating to, among other things, this prospectus has been filed with the Securities and Exchange Commission. Securities of the Funds referenced in this prospectus may not be sold nor may offers to buy such securities be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of securities referenced herein in any State in which such offer, solicitation or sale would be unlawful prior to such registration or qualification under the securities laws of any such State.

                             PRELIMINARY PROSPECTUS
                             DATED AUGUST 18, 1997
                             SUBJECT TO COMPLETION


                                    TIP FUNDS

                               Investment Adviser:
                      PENN CAPITAL MANAGEMENT COMPANY, INC.


TIP Funds (the "Trust") provides a convenient and economical means of investing in professionally managed portfolios of securities. This Prospectus offers shares of the following mutual funds (each a "Fund" and, together, the "Funds"), which are separate series of the Trust:


                   PENN CAPITAL SELECT FINANCIAL SERVICES FUND
                   PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND
                          PENN CAPITAL VALUE PLUS FUND


This Prospectus concisely sets forth the information about the Trust and the Funds that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated October 1, 1997 has been filed with the Securities and Exchange Commission, and is available without charge by calling 1-800-224-6312. The Statement of Additional Information is incorporated into this Prospectus by reference.

The Strategic High Yield Fund invests primarily, and may invest all of its assets, and the Value Plus Fund invests a significant portion of its assets, in lower rated bonds, commonly referred to as "junk bonds." These securities are speculative and are subject to greater risk of loss of principal and interest than investments in higher rated bonds. Because investment in such securities entails greater risks, including risk of default, an investment in the Strategic High Yield Fund or Value Plus Fund should not constitute a complete investment program and may not be appropriate for all investors. Investors should carefully consider the risks posed by an investment in the Strategic High Yield Fund or the Value Plus Fund before investing. See "Investment Objectives and Policies," "Risk Factors" and the "Appendix."

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

October 1, 1997

                                TABLE OF CONTENTS


Summary...................................................................  3
Expense Summary...........................................................  5
Financial Highlights......................................................  7
The Trust and the Funds................................................... 11
Investment Objectives..................................................... 11
Investment Policies....................................................... 11
Risk Factors.............................................................. 13
Investment Limitations.................................................... 15
The Adviser............................................................... 15
The Administrator......................................................... 16
The Transfer Agent........................................................ 17
The Distributor........................................................... 17
Portfolio Transactions.................................................... 17
Purchase and Redemption of Shares......................................... 17
Performance............................................................... 21
Taxes..................................................................... 21
General Information....................................................... 23
Description of Permitted Investments and Risk Factors..................... 25

                                     SUMMARY


The following provides basic information about the Penn Capital Select Financial Services Fund (the "Select Financial Services Fund"), the Penn Capital Strategic High Yield Bond Fund (the "Strategic High Yield Fund"), and the Penn Capital Value Plus Fund (the "Value Plus Fund") (collectively, the "Funds"). The Funds are three of the eleven mutual funds comprising TIP Funds (the "Trust"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

What are the Funds' investment objectives and primary policies?

Penn Capital Select Financial Services Fund

The Select Financial Services Fund seeks to generate long term capital appreciation. The Fund invests primarily in equity securities of companies principally engaged in the banking and financial services industries. The banking industry includes commercial and industrial banks, savings and loan associations and their holding companies. The financial services industry includes consumer and industrial finance companies, diversified financial service companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies and other financial services companies.

Penn Capital Strategic High Yield Bond Fund

The Strategic High Yield Fund seeks to maximize income through high current yield and, as a secondary objective, to produce above average capital appreciation. The Fund invests primarily in a diversified portfolio of high yield bonds and other high yield securities.

Penn Capital Value Plus Fund

The Value Plus Fund seeks to achieve capital appreciation and above average income with less risk than the average risk of the Standard & Poor's S&P 500 Index ("S&P 500 Index"). Generally, one third of the Fund's assets will be invested in large cap value equity securities, one third invested in small cap value equity securities and one third invested in bonds (primarily high yield securities) in order to generate interest income.

What are the risks involved with investing in the Funds? The investment policies of the Funds entail certain risks and considerations of which investors should be aware. The Value Plus Fund will be exposed to the risks of investing in equity securities. The Select Financial Services Fund will focus its investments in the U.S. banking and financial services industries. Although diversified throughout the industry, to the extent that it invests a significant portion of its assets in the banking and financial services industries, it is subject to the risks associated with investing in issuers in those industries. The Strategic High Yield Fund invests in non-investment grade fixed income securities that have speculative characteristics. In addition, to varying degrees, the Funds may borrow money and utilize leveraging techniques. The Funds may invest in securities that fluctuate in value, and the investors should expect the Funds' net asset value per share to fluctuate in value. The value of equity securities may be affected by the financial markets as well as by developments impacting specific issuers. The values of fixed income securities tend to vary inversely with interest rates and may be affected by market and economic factors as well as by developments impacting specific issuers. The Funds' high yield securities may be volatile and are subject to greater amounts of credit risk than investment grade issuers.

For more information about the Fund, see "Investment Objectives," "Investment Policies," "Risk Factors," and "Description of Permitted Investments and Risk Factors."

Who is the Adviser? Penn Capital Management Company, Inc. (the "Adviser") serves as the investment adviser to the Funds. See "Expense Summary" and "The Adviser."

Who is the Administrator? SEI Fund Resources (the "Administrator") serves as the administrator and shareholder servicing agent for the Funds. See "Expense Summary" and "The Administrator."

Who is the Distributor? SEI Investments Distribution Co. (the "Distributor") serves as the distributor of the Funds' shares. See "The Distributor."

Who is the Transfer Agent? DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Trust. See "The Transfer Agent."

Is there a sales load? No, shares of the Funds are offered on a no-load basis.

Is there a minimum investment? The Funds require a minimum initial investment of $2,500 ($2,000 for IRAs), which the Distributor may waive at its discretion.

How do I purchase and redeem shares? Purchases and redemptions may be made through the Transfer Agent on each day that the New York Stock Exchange is open for business ("Business Day"). A purchase order will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent (or its authorized agent) receives the order and payment, by check or in readily available funds, prior to 4:00 p.m. Eastern time. Redemption orders received by the Transfer Agent prior to 4:00 p.m. Eastern time on any Business Day will be effective that day. The purchase and redemption price for shares is the net asset value per share determined as of the end of the day the order is effective. See "Purchase and Redemption of Shares."

How are distributions paid? The Funds distribute substantially all of their net investment income (exclusive of capital gains) in the form of periodic dividends. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See "Dividends and Distributions."

                                 EXPENSE SUMMARY


SHAREHOLDER TRANSACTION EXPENSES
----------------------------------------------------------------------------
Sales Load Imposed on Purchases........................................ None
Sales Load Imposed on Reinvested Dividends............................. None
Deferred Sales Load.................................................... None
Redemption Fees (1).................................................... None
Exchange Fees.......................................................... None
----------------------------------------------------------------------------
 (1) A wire redemption charge, currently $10.00, is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder.

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------

                        Select Financial       Strategic
                            Services          High Yield         Value Plus
                              Fund               Fund               Fund
----------------------------------------------------------------------------
Advisory Fees (after
fee waivers)(1)               .99%                .75%              .99%
12b-1 Fees                    None                None              None
Other Expenses
 (after expense
 reimbursements, if
 applicable)(2)               .41%                .25%              .41%
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Total Operating Expenses
 (after fee
 waivers or expense
 reimbursements)(3)          1.40%               1.00%             1.40%
----------------------------------------------------------------------------
----------------------------------------------------------------------------

(1) The Adviser has agreed, on a voluntary basis, to waive its advisory fee to the extent necessary to keep the "Total Operating Expenses" of the Select Financial Services, Strategic High Yield and Value Plus Funds during the current fiscal year from exceeding 1.40%, 1.00% and 1.40%, respectively. Absent these fee waivers, Advisory Fees would be 1.00%, .75% and 1.00%, respectively. The Adviser reserves the right to terminate its waivers at any time in its sole discretion.
(2) Absent expense reimbursements by the Adviser, "Other Expenses" for the Strategic High Yield Fund would be .41%. "Other Expenses" are estimated for the current fiscal year.
(3) Absent fee waivers or expense reimbursements. "Total Operating Expenses" for the Select Financial Services, Strategic High Yield and Value Plus Funds would be 1.41%, 1.16% and 1.41%, respectively, based on current expectations and assumptions.

EXAMPLE
----------------------------------------------------------------------------

You would pay the following expenses on a $1,000        1 year      3 years
investment in the Fund assuming (1) a 5% annual         ------      -------
return and (2) redemption at the end of each time period.

         Select Financial Services Fund                  $14          $44
         Strategic High Yield Fund                       $10          $32
         Value Plus Fund                                 $14          $44

----------------------------------------------------------------------------
----------------------------------------------------------------------------

The example is based upon total operating expenses of the Funds after waivers, as shown in the expense table. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by shareholders of the Funds. Additional information may be found under "The Adviser" and "The Administrator."

THE TRUST AND THE FUNDS

TIP Funds (the "Trust") offers shares in eleven separately-managed mutual funds, each of which is a separate series of the Trust. Each share of each mutual fund represents an undivided, proportionate interest in that mutual fund. This Prospectus offers shares of the Trust's Penn Capital Select Financial Services Fund (the "Select Financial Services Fund"), the Penn Capital Strategic High Yield Bond Fund (the "Strategic High Yield Fund"), and the Penn Capital Value Plus Fund (the "Value Plus Fund") (collectively, the "Funds").

INVESTMENT OBJECTIVE

Penn Capital Select Financial Services Fund -- The Select Financial Services Fund seeks to generate long term capital appreciation.

Penn Capital Strategic High Yield Bond Fund --The Strategic High Yield Fund seeks to maximize income through high current yield and, as a secondary objective, to produce above average capital appreciation.

Penn Capital Value Plus Fund -- The Value Plus Fund seeks to achieve capital appreciation and above average income with less risk than the average risk of the S&P 500 Index.

There can be no assurance that the Funds will achieve their investment objective.

INVESTMENT POLICIES

Penn Capital Select Financial Services Fund

The Select Financial Services Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in the equity securities of companies principally engaged in the banking and financial services industries. Examples of these companies in the financial services sector include commercial banks, savings and loan associations, brokerage companies, insurance companies, real estate and leasing companies and companies that span across these segments. Generally speaking, the Fund will hold a diversified portfolio of companies with strong fundamentals, many of which the "Adviser believes hold the potential to be acquired at a premium to their trading prices, measured at the time of their original acquisition by the Fund (takeover candidates).

Any remaining assets may be invested in equity securities and fixed income securities, warrants and rights to purchase common stocks, and in ADRs. The Fund may also purchase shares of other investment companies and foreign securities, and may purchase high yield securities (otherwise known as "junk bonds") as a means of seeking to generate current income.

The Fund may invest in non-rated securities or in securities rated in the lowest ratings categories established by the Standard & Poor's Corporation ("S&P") and/or Moody's Investors Service, Inc. ("Moody's"). Securities rated below investment grade will not constitute more than 15% of the Select Financial Services Fund's total assets. See Appendix A for a discussion of these ratings.

Penn Capital Strategic High Yield Bond Fund -- The Strategic High Yield Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of high yield securities (otherwise known as "junk bonds"). Securities and other financial instruments of issuers that may or may not be paying interest on a current basis and that are currently experiencing financial difficulties including, potentially, companies which are undergoing or are likely to undergo financial restructuring or liquidation, both under and outside of Federal Bankruptcy Code proceedings, are also included in the high yield universe and may be acquired by the Fund. The Fund invests primarily in publicly traded securities, and, to a lesser extent, privately placed restricted securities and other financial instruments for which there is a more limited trading market.

The Adviser believes that the market for high yield securities is relatively inefficient compared to other securities due to the limited availability of information on such securities, the lack of extensive institutional research coverage of and market making activity with respect to many issuers of such securities, the complexity and difficulty of evaluation of such securities and the limited liquidity, at times, of such securities. The Adviser intends to exploit these inefficiencies using its knowledge and experience in the high yield market. The Adviser seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The Fund may invest in non-rated securities or in securities rated in the lowest ratings categories established by S&P and/or Moody's. See Appendix A for a discussion of these ratings.

Any remaining assets may be invested in equity securities and investment grade fixed income securities. In addition, to a limited extent, the Fund will selectively utilize leverage in order to seek to further increase the Fund's yield, and may borrow money in connection with interest rate arbitrage transactions.

Penn Capital Value Plus Fund -- The Value Plus Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of equity securities that may or may not pay dividends but whose main contribution to total return is intended from capital appreciation. The Fund will invest any remaining assets in fixed-income securities, cash and money market instruments, and may invest up to 35% of its assets in high yield securities.

The Fund seeks to provide, through a combination of income and capital appreciation, a total return consistent with a reasonable level of risk by investing in value equity securities and in fixed income obligations, including high yield securities. The Fund strives to secure a current yield appreciably higher than the average dividend yield of the companies comprising the S&P 500 Index. Typically, portfolios with high current income also exhibit less volatility and superior returns in down markets. The Fund actively seeks opportunity and value in all parts of a company's capital structure, including common and preferred stocks, as well as investment grade and high yield corporate and convertible bonds. Typically, one-third of the Fund's assets will be invested in large cap value equity securities, one third in small cap value equity securities and one third in bonds (primarily high yield securities) in order to generate interest income.

The Fund will invest primarily in publicly-traded securities, yet will maintain the right to purchase private securities for which there is a more limited trading market. The Fund generally seeks diversity both in terms of industries and issuers, but may invest relatively high proportions of its assets in a single industry or issuer. The Fund will also from time to time invest in the securities of companies engaged in an initial public offering.

The fixed income investments of the Fund consist primarily, but not exclusively, of cash paying, high yield corporate bonds. The Fund may invest in non-rated securities or in securities rated in the lowest ratings categories established by S&P and/or Moody's. See Appendix A for a discussion of the these ratings.

For a further description of these types of instruments see "Description of Permitted Investments and Risk Factors" in the Statement of Additional Information.

ALL FUNDS

Each Fund may invest in repurchase agreements, which entail a risk of loss should the seller default on its obligation to repurchase the security which is the subject of the transaction.

Each Fund may participate in a securities lending program which entails a risk of loss should a borrower fail financially.

Each Fund may, although they have no present intention to do so, invest a portion of its assets in derivatives, including futures, options, forwards and swaps. Futures contracts, options, options on futures contracts, forwards and swaps entail certain costs and risks, including imperfect correlation between the value of the securities held by a Fund and the value of the particular derivative instrument, and the risk that the Fund could not close out a futures or options position when it would be most advantageous to do so.

Each Fund may invest in certain instruments such as certain types of mortgage securities and when-issued securities, and may, to a limited extent, borrow money and utilize leveraging techniques. In addition, the Strategic High Yield Fund will utilize leverage and borrow money in order to achieve its investment objective. These investments and techniques, along with certain transactions involving futures, options, forwards and swaps, require a Fund to segregate some or all of its cash or liquid securities to cover its obligations pursuant to such instruments or techniques. As asset segregation reaches certain levels, a Fund may lose flexibility in managing its investments properly, responding to shareholder redemption request, or meeting other obligations and may be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.

Investments in floating rate securities (floaters) and inverse floating rate securities (inverse floaters) and mortgage-backed securities (mortgage securities), including principal-only and interest-only stripped mortgage-backed securities (SMBs), may be highly sensitive to interest rate changes, and highly sensitive to the rate of principal payments (including prepayments on underlying mortgage assets).

Each Fund may also invest in federal, state and municipal government obligations, investment grade corporate bonds, foreign securities, including emerging market securities, zero coupon, pay-in-kind and deferred payment bonds, variable and floating rate securities, money market instruments, shares of other investment companies and cash equivalents, and may invest up to 20% of its assets in American Depository Receipts (ADRs).

Each Fund may invest up to 15% of its net assets in illiquid securities, and for temporary defensive purposes, may invest up to 100% of its total assets in money market instruments (including U.S. Government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO) and shares of money market investment companies and may hold a portion of its assets in cash.

RISK FACTORS

Prospective investors in the Funds should consider the following factors as they apply to each Fund's allowable investments and policies.

Equity Securities -- The Funds may invest in public and privately issued equity securities, including common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of that Fund to fluctuate. An investment in such funds may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

The Funds may invest to a significant degree in equity securities of smaller institutions, including, but not limited to, those within the banking and financial services industries. Any investment in smaller or medium capitalization companies involves greater risk than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and if listed on a national securities exchange may not be traded in volumes typical for that exchange. Thus, the securities of smaller-sized companies are likely to be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established companies.

Financial Services Industry -- To the extent that the Select Financial Services Fund invests a significant percentage of its assets in the banking and financial services industries, it is subject to risks associated with those industries. The companies within the banking and financial services industries are subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios and failures to reinsurance carriers.

Fixed Income Securities -- The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the investing Fund's net asset value.

Investment grade bonds include securities rated BBB by S&P or Baa by Moody's, which may be regarded as having speculative characteristics as to repayment of principal. If a security is downgraded, the Adviser will review the situation and take appropriate action.

High Yield Securities -- High yield securities include, but are not limited to, bonds and preferred stock paying current cash coupons or dividends, payment-in-kind bonds and preferred stock, zero coupon bonds, interests in term loans and in revolving credit facilities (or combinations thereof), convertible securities, units of bonds and warrants or stock, and other securities and financial instruments, including those on which the issuer is unable to pay stated dividends or interest payments on a current basis. Investments in high yield securities involve market risks, credit risks and call risks. Market risks relate to general interest rate fluctuations. As the general level of interest rates rise, the market price of medium and long-term securities to general interest rates fluctuates. High yield securities are generally medium term bonds and therefore are less sensitive than long-term securities to general interest rate fluctuations. Credit risks relate to the continuing ability of the issuer of a security to pay the stated interest or dividends and ultimately to repay principal upon maturity. Discontinuation of such payments could substantially adversely affect the market price of the security. Call risks arise from early call features that many high-yield securities contain. In addition, the Funds may invest in securities on which the issuer is not currently paying the full amount, or any, of the stated interest or dividends.

The high yield market consists primarily of fixed income securities that are not rated or that are rated below investment grade (i.e., Ba1 or lower rating by Moody's and BB+ or lower by S&P), including securities of issuers subject to proceedings under the Federal Bankruptcy Code. The market for such securities is relatively inefficient due to its complexity and the limited availability of information on such securities. Most of these securities pay high current yield, which provides a cushion against potential price volatility so long as current payments are continued.

Securities of Foreign Issuers -- Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of the Funds' assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Moreover, investments in emerging market nations may be considered speculative, and there may be a greater potential for nationalization, expropriation or adverse diplomatic developments (including war) or other events which could adversely effect the economies of such countries or investments in such countries.

Portfolio Turnover -- The annual portfolio turnover rate for the Select Financial Services Fund, under normal circumstances, is not expected to exceed 200%. The annual turnover rate for the Strategic High Yield Fund, under normal circumstances, is not expected to exceed 200%. Under normal circumstances, the annual turnover rate for the Value Plus Fund is not expected to exceed 200%. An annual portfolio turnover rate in excess of 100% may result from the Adviser's investment strategy or from prevailing market conditions. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain. See "Taxes."

INVESTMENT LIMITATIONS

The investment objectives of the Funds and certain of the investment limitations set forth here and in the Statement of Additional Information are fundamental policies of the Funds. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares.

1. Each Fund may not: (i) purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of each Fund's total assets.

2. The Funds may not purchase any securities which would cause 25% or more of the total assets of such Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. Each Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. A Fund will not purchase securities while its borrowings exceed 5% of its total assets.

The foregoing percentages (except the limitation on borrowing) will apply at the time of the purchase of a security.

THE ADVISER

Penn Capital Management Company, Inc. ("Penn Capital" or the "Adviser"), 52 Haddonfield-Berlin Road, Suite 1000, Cherry Hill, New Jersey 08034, is a professional investment management firm founded in 1987 and registered as an investment adviser under the Investment Advisers Act. Richard A. Hocker is a founding partner and Chief Investment Officer of the Adviser, an investment management firm that manages the investment portfolios of institutions and high net worth individuals and which currently has assets under management of approximately $____ million. The Adviser employs a staff of 17 and manages monies in a variety of investment styles through either separate account management or one of its private investment funds.

The Adviser serves as the investment adviser for the Funds under an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of the Funds and continuously reviews, supervises and administers the Funds' investment programs, subject to the supervision of, and policies established by, the Trustees of the Trust.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Select Financial Services Fund, .75% of the average daily net assets of the Strategic High Yield Fund, and 1.00% of the average daily net assets of the Value Plus Fund. The Adviser has voluntarily agreed to waive all or a portion of its fee and to reimburse expenses of the Select Financial Services, Strategic High Yield and Value Plus Funds in order to limit their total operating expenses (as a percentage of average daily net assets on an annualized basis) to not more than 1.40%, 1.00% and 1.40%, respectively. The Adviser reserves the right, in its sole discretion, to terminate these voluntary fee waivers and reimbursements at any time.

The Funds are managed by a team consisting of certain principals of the Adviser. The Select Financial Services and Value Plus Funds are managed by Richard A. Hocker. Scott D. Schumacher, a Senior Analyst, assists Mr. Hocker in managing the Select Financial Services and Value Plus Funds. The Strategic High Yield Fund is co-managed by Richard A. Hocker and Kathleen A. News.

Prior to founding the Adviser, Mr. Hocker was a shareholder and Senior Portfolio Manager of Delaware Management Co., an investment management firm which, during Mr. Hocker's tenure, increased its assets under management from $300 million to $21 billion. At Delaware Management Co., Mr. Hocker was instrumental in developing and managing a variety of mutual funds, including Delchester Bond Fund and Delaware Cash Reserve, and where he personally managed, at its height, approximately $2 billion of assets. Additionally, Mr. Hocker is the founder and Chairman of the Board of Covenant Bank, a community bank based in Haddonfield, N.J., with approximately $435 million in assets. As Chairman of Covenant Bank, Mr. Hocker has been the senior negotiator for acquisitions of three financial institutions, as well as the purchases of individual branches of regional banks that Covenant Bank has completed since 1992.

Kathleen A. News, a co-founder of the Adviser, serves as the Managing Director of the Adviser and co-portfolio manager of the Strategic High Yield Fund. Ms. News has over 20 years of investment experience at both the Adviser and Delaware Management Co., including over ___ years managing high yield portfolios. While at Delaware, Ms. News served as a portfolio manager for Delaware Cash Reserve, as well as managing fixed income accounts for various Fortune 500 institutions.

Scott D. Schumacher, a Senior Analyst of the Adviser, assists Mr. Hocker in managing the Select Financial Services and Value Plus Funds. He has been employed by the Adviser since 1987. Mr. Schumacher began working with the investment team in 1992. As the Adviser's senior analyst, Mr. Schumacher is directly responsible for researching the financial services sector and monitoring credit positions of existing accounts.

Penn Capital's Financial Services Industry Performance Information: The Adviser, and Mr. Hocker in particular, have extensive experience in the banking and financial services industries. In addition to his experience as founder of a regional bank with over $435 million in assets, since 1995, Mr. Hocker has been the lead portfolio manager of a partnership (the "Penn Capital Bank Partnership") which seeks to capitalize on the returns available due to the consolidation trends in the banking and financial services industries. The following table presents historical performance data for that partnership. This data compares the performance of that partnership against the NASDAQ Combined Bank Index. The computed total rates of return include the impact of capital appreciation as well as the reinvestment of interest and dividends. This does not indicate how the Select Financial Services Fund may perform in the future.

                             Penn Capital                    NASDAQ Combined
Time Period                  Bank Partnership                 Bank Index(1)

One year ended 3/31/97:           43.36%*                         30.91%*
Since Inception (3/27/95):        35.66%*                         33.81%*

*        Annualized.

(1) The NASDAQ Combined Bank Index (the "Bank Index") is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the banking sector, which consists of 344 stocks. The Bank Index is unmanaged and reflects the reinvestment of dividends.

         The performance figures for the partnership are net of advisory fees and net of the effect of leverage on the partnership, but do not reflect a performance allocation payable to the Adviser by the partnership. The effect of deducting operating expenses on the Fund's annualized performance, including the compounding effect over time, may be substantial.

Penn Capital's High Yield Performance Information: In November 1987, the Adviser instituted a managed "defensive" high yield investment philosophy for its clients which concentrates in first- and second-tier high yield securities. In December 1989, the Adviser instituted a managed "active" high yield investment philosophy which concentrates in riskier, third- and fourth-tier high yield securities and financial instruments, and which may overweight investments in a single industry, issuer or class of security. These "defensive" and "active" philosophies were developed over a lengthy period of time by the Adviser's portfolio managers, beginning while they were at Delaware Management Co. The Strategic High Yield Fund combines elements of both of the Adviser's high yield investment philosophies.

The following table presents historical performance data that is a composite of all discretionary high yield accounts greater than $1 million under management for at least one full quarter. This data compares the performance of these accounts against the CS First Boston High Yield Index and the Merrill Lynch High Yield Index. The computed total rates of return include the impact of capital appreciation as well as the reinvestment of interest and dividends. This data does not indicate how the Strategic High Yield Fund may perform in the future.

                       Penn Capital        CS First Boston    Merrill Lynch High
Time Period       High Yield Composite    High Yield Index(1)   Yield Index(2)

One year ended
 3/31/97:                   12.13%*             11.66%*           10.82%*
Three years ended
 3/31/97:                   12.99%*             10.26%*           10.73%*

Five years ended
 3/31/97:                   13.87%*             11.20%*          11.70%*
Since Inception
 (10/31/87):                14.66%*             12.40%*          12.05%*

*        Annualized.

(1) The CS First Boston High Yield Index (the "CS First Boston Index") is an unmanaged, trader-priced portfolio constructed to mirror the public high yield debt market. Revisions to the Index are effected weekly. The CS First Boston Index has several modules representing different sectors of the high yield market, including cash paying, zerofix, pay-in-kind, and defaulted modules. The Index is unmanaged and reflects the reinvestment of dividends.

(2) The Merrill Lynch High Yield Index (the "Merrill High Yield Index") consists of below investment grade corporate securities. High yield bonds contain higher credit risks than investment grade securities, thereby increasing the possibility that some issues will not be able to make timely interest payments and may be in default. The Index is unmanaged and reflects the reinvestment of dividends.

         The performance figures for the Adviser's accounts described above are net of advisory fees. Some of the accounts comprising the Adviser's composite utilize leverage and are subject to performance fees. The Adviser's high yield composite reflects the effect of leverage, but does not reflect the deduction of a performance allocation for any account. Prior to December 1989, the Adviser managed only defensive high yield accounts. Starting in December 1989, the Adviser's high yield composite reflects both active and defensive high yield accounts. The effect of deducting operating expenses on the Fund's annualized performance, including the compounding effect over time, may be substantial.

Penn Capital's Value/Income Performance Information: The Adviser has considerable experience investing in value-oriented equity securities. The Adviser's value/income style, which typically involves a two-thirds allocation to equity securities (50% of which are dividend-paying, large cap equity securities and 50% of which are small cap value equity securities) and a one-third allocation to fixed income securities (including high yield securities), seeks to augment its value style by capitalizing on the Adviser's high yield expertise. The Adviser utilizes a contrarian investment style, with attention directed toward those companies offering the best combination of such quality criteria as strong market share, solid management and high normalized return on capital. The Adviser has been managing a value/income partnership (the "Penn Capital Value/Income Partnership") using this approach since February 1993. The following table presents historical performance data for that partnership. This data compares the performance of the partnership to that of the Russell 2000 Index and the S&P 500 Index. The computed total rates of return include the impact of capital appreciation as well as the reinvestment of interest and dividends. This data does not indicate how the Value Plus Fund may perform in the future.

                           Penn Capital
                           Value/Income     Russell 2000      S&P 500
Time Period                Partnership      Index(1)          Index(2)

One year ended 3/31/97:    13.75%*            3.56%*          19.82%*
Two years ended 3/31/97:   18.61%*           14.61%*          25.78%*
Three years ended 3/31/97: 16.71%*           10.91%*          22.29%*
Since Inception (2/28/93): 19.88%*           11.16%*          16.94%*

*        Annualized.

(1) The Russell 2000 Index (the "Russell 2000 Index") is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is unmanaged and reflects the reinvestment of dividends.

(2) The Standard & Poor's 500 Composite Index (the "S&P 500 Index") is a broad-based measure of the change in the aggregate market value of 500 common stocks (primarily, but not entirely, stocks traded on the New York Stock Exchange), which include 400 industrial stocks, 40 financial stocks, 40 utility stocks, and 20 transportation stocks. It represents roughly 70% of the total U.S. equity market capitalization with slightly less than 10% of the stock population represented.

         The performance figures for the partnership are net of advisory fees and net of the effect of leverage on the partnership. The effect of deducting operating expenses on the Fund's annualized performance, including the compounding effect over time, may be substantial.

The Penn Capital Bank Partnership had approximately $3 million in assets as of March 31, 1997. Penn Capital's High Yield Composite results are a dollar weighted composite of fully discretionary, separately managed accounts that are over $1 million in size under the Adviser's management for at least one full quarter. The Penn Capital High Yield Composite consists of 17 accounts with approximately $132 million in assets (9% "defensive" high yield accounts and 91% "active" high yield accounts). The Penn Capital Value/Income Partnership had approximately $12 million in assets as of March 31, 1997.

The modified Bank Administration Institute (BAI) method is used to compute a time weighted rate of return in accordance with standards set by the Association of Investment Management and Research (AIMR). The information above does not reflect all of Penn Capital's assets under management, and may not accurately reflect the performance of all accounts it manages.

ALL INFORMATION PRESENTED RELIES ON DATA SUPPLIED BY THE ADVISER AND STATISTICAL SERVICES, REPORTS OR OTHER SOURCES BELIEVED BY THE TRUST TO BE RELIABLE. IT HAS NOT BEEN VERIFIED OR AUDITED.

THE ADMINISTRATOR

SEI Fund Resources (the "Administrator") provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel, and facilities.

For these administrative services, the Administrator is entitled to a minimum fee from each Fund of $75,000. Once a Fund's assets reach $62.5 million, it will be charged its asset-based fee, which is calculated daily and paid monthly, at an annual rate of .12% of each Fund's average daily net assets up to $75 million, .10% on the next $75 million of such assets, .09% on the next $150 million of such assets, .08% of the next $300 million of such assets, and .075% of such assets in excess of $600 million.

The Administrator also serves as shareholder servicing agent for the Trust under a shareholder servicing agreement with the Trust.

THE TRANSFER AGENT

DST Systems, Inc., 1004 Baltimore Street, Kansas City, Missouri 64105 (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI Investments Company, acts as the Trust's distributor pursuant to a distribution agreement (the "Distribution Agreement"). No compensation is paid to the Distributor for its distribution services. Certain broker-dealers assist their clients in the purchase of shares from the Distributor and charge a fee for this service in addition to the Funds' public offering price.

PORTFOLIO TRANSACTIONS

The Funds may execute brokerage or other agency transactions through the Distributor for which the Distributor may receive usual and customary compensation. The Adviser obtains its research information from a number of sources, including large brokerage houses, trade and financial journals and publications, corporate reports, rating service manuals, and interviews with corporate executives and other industry sources. The Adviser may select brokers on the basis of the research, statistical and pricing services they provide to a Fund, as well as on the basis of the Adviser's business relationship with the brokers. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transactions, provided that such commissions are in compliance with the Securities Exchange Act of 1934, as amended, and that the Adviser determines in good faith that the commission is reasonable in terms of either the transaction or the overall responsibility of the Adviser to the Funds and the Adviser's other clients. The Adviser may direct commission business for the Funds to designated broker-dealers

(including the Distributor) in connection with such broker-dealers' payment of certain Fund expenses.

Since shares of the Funds are not marketed through intermediary broker-dealers, the Funds do not have a practice of allocating brokerage or effecting principal transactions with broker-dealers on the basis of sales of shares which may be made through such firms. However, the Adviser may place orders for the Funds with qualified broker-dealers who refer clients to the Funds.

Some securities considered for investment by a Fund may also be appropriate for other accounts and/or clients served by the Adviser. If the purchase or sale of securities consistent with the investment policies of a Fund and another of the Adviser's accounts and/or clients are considered at or about the same time, transactions in such securities will be allocated among the Fund and the other accounts and/or clients in a manner deemed equitable by the Adviser.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on each day that the New York Stock Exchange is open for business ("Business Day"). Investors may purchase and redeem shares of the Funds directly through the Transfer Agent at: TIP Funds, P.O. Box 419805, Kansas City, Missouri 64141-6805, by mail or wire transfer. All shareholders may place orders by telephone; when market conditions are extremely busy, it is possible that investors may experience difficulties placing orders by telephone and may wish to place orders by mail. Purchases and redemptions of shares of the Funds may be made on any Business Day.

The minimum initial investment in each Fund is $2,500 ($2,000 for IRAs), and subsequent purchases must be at least $500. The Distributor may waive these minimums at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment.

Minimum Account Size - Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if, as the result of redemptions, the value of that account drops below $2,500. You will be allowed at least 60 days, after notice by the Fund, to make an additional investment to bring your account value up to at least $2,500 before the redemption is processed.

Certain brokers assist their clients in the purchase or redemption of shares and charge a fee for this service in addition to the Funds' public offering price.

Purchases by Mail

An account may be opened by mailing a check or other negotiable bank draft (payable to the Funds) for $2,500 or more ($2,000 for IRAs), together with a completed Account Application to: TIP Funds, P.O. Box 419805, Kansas City, Missouri 64141-6805. Third-Party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check (including certified or cashier's checks), redemption proceeds will not be forwarded until the check providing for the investment being redeemed has cleared (which may take up to 15 days). Subsequent investments may also be mailed directly to the Transfer Agent.

Purchases by Wire Transfer

Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of a Fund by requesting their bank to transmit funds by wire to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit:
[______________________Fund]. The shareholder's name and account number must be specified in the wire.

Initial Purchases: Before making an initial investment by wire, an investor must first telephone 1-800-224-6312 to be assigned an account number. The investor's name, account number, taxpayer identification number or Social Security number, and address must be specified in the wire. In addition, an Account Application should be promptly forwarded to: TIP Funds, P.O. Box 419805, Kansas City, Missouri 64141-6805.

Subsequent Purchases: Additional investments may be made at any time through the wire procedures described above, which must include a shareholder's name and account number. The investor's bank may impose a fee for investments by wire. Subsequent purchases may also be made by wire through the Automated Clearing House ("ACH").

General Information Regarding Purchases

A purchase request will be effective as of the day received by the Transfer Agent if the Transfer Agent (or its authorized agent) receives the purchase request in good order and payment before 4:00 p.m., Eastern time. A purchase request is in good order if it is complete and accompanied by the appropriate documentation, including an Account Application and additional documentation required. Purchase requests in good order received after 4:00 p.m., Eastern time, will be effective the next Business Day. Payment may be made by check or readily available funds. The purchase price of shares of each Fund is the Fund's net asset value per share next determined after a purchase order is effective. Purchases will be made in full and fractional shares of the Funds calculated to three decimal places. The Trust will not issue certificates representing shares of the Funds.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and the investor could be liable for any losses or fees incurred. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interest of the Trust or its shareholders to accept such order.

Shares of each Fund may be purchased in exchange for securities to be included in that Fund, subject to the Adviser's or Administrator's determination that these securities are acceptable.

Securities accepted in such an exchange will be valued at their market value. All accrued interest and subscription or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of that Fund and must be delivered by the shareholder to that Fund upon receipt from the issuer.

The Adviser or Administrator will not accept securities in exchange for Fund shares unless (1) such securities are appropriate for the Fund at the time of the exchange; (2) the shareholder represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, as amended, or otherwise; and (3) prices are available from an independent pricing service approved by the Trust's Board of Trustees.

Systematic Investment Plan - A shareholder may also arrange for periodic additional investments in a Portfolio through automatic deductions by Automated Clearing House ("ACH") transactions from a checking or savings account by completing the Systematic Investment Plan form. This Systematic Investment Plan is subject to account minimum initial purchase amounts and a minimum pre-authorized investment amount of $100 per month. An application form for the Systematic Investment Plan may be obtained by calling 1-800-224-6312.

Exchanges

Shareholders of the Funds may exchange their shares for shares of the other TIP Funds that are then offering their shares to the public. Exchanges are made at net asset value. An exchange is considered a sale of shares and may result in capital gain or loss for federal income tax purposes. The shareholder must have received a current prospectus for the new Fund before any exchange will be effected, and the exchange privilege may be exercised only in those states where shares of the new Fund may legally be sold. If the Transfer Agent (or its authorized agent) receives exchange instructions in writing or by telephone (an "Exchange Request") in good order by 4:00 p.m., Eastern time, on any Business Day, the exchange will be effected that day. The liability of the Funds or the Transfer Agent for fraudulent or unauthorized telephone instructions may be limited as described below. The Trust reserves the right to modify or terminate this exchange offer on 60 days' notice.

Redemptions

Redemption requests in good order received by the Transfer Agent (or its authorized agent) prior to 4:00 p.m., Eastern time on any Business Day will be effective that day. To redeem shares of the Funds, shareholders must place their redemption orders with the Transfer Agent (or its authorized agent) prior to 4:00 p.m., Eastern time, on any Business Day. The redemption price of shares of each Fund is the net asset value per share of such Fund next determined after the redemption order is effective. Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days. Shareholders may not close their accounts by telephone.

Shareholders may receive redemption payments in the form of a check or by Federal Reserve or ACH wire transfer. There is no charge for having a check for redemption proceeds mailed. The Custodian will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot redeem shares of the Funds by Federal Reserve wire on Federal holidays restricting wire transfers. The Funds do not charge for ACH wire transactions; however, such transactions will not be posted to a shareholder's bank account until the second Business Day following the transaction.

Neither the Trust nor the Transfer Agent will be responsible for the authenticity of instructions received by telephone if they reasonably believe those instructions to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine. Such procedures may include the taping of telephone conversations.

The right of redemption may be suspended or the date of payment of redemption proceeds postponed during certain periods as set forth more fully in the Statement of Additional Information.

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature on certain redemption requests. The Trust requires signature guarantees to be provided in the following circumstances: (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. The Trust does not accept guarantees from notaries public or from organizations that do not provide reimbursement in the case of fraud.

Systematic Withdrawal Plan - Each Fund offers a Systematic Withdrawal Plan ("SWP") for shareholders who wish to receive regular distributions from their account. Upon commencement of the SWP, the account must have a current value of $2,500 or more. Shareholders may elect to receive automatic payments via ACH wire transfers of $100 or more on a monthly, quarterly, semi-annual or annual basis. An application form for SWP may be obtained by calling 1-800-224-6312.

Shareholders should realize that if withdrawals exceed income dividends, their invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Transfer Agent.

Valuation of Shares

The net asset value per share of each Fund is determined by dividing the total market value of that Fund's investments and other assets, less any liabilities, by the total number of outstanding shares of the Fund. Net asset value per share is determined daily as of the close of business of the New York Stock Exchange (currently, 4:00 p.m., Eastern time) on any Business Day.

PERFORMANCE

From time to time, the Funds may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in that Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The total return of a Fund refers to the average compounded rate of return on a hypothetical investment, for designated time periods (including but not limited to the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

The Funds may periodically compare their performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.), financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices, which may assume investment of dividends but generally do not reflect deductions for administrative and management costs, or other investment alternatives. The Funds may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Funds may also quote the Frank Russell Company or Wilshire Associates, consulting firms that compile financial characteristics of common stocks and fixed income securities, regarding non-performance-related attributes of the Funds' portfolios. The Funds may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Funds may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

The Funds may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state and local income taxes. Further information concerning taxes is set forth in the Statement of Additional Information.

Tax Status of the Funds:

The Funds are treated as a separate entity for federal income tax purposes and is not combined with the Trust's other portfolios. The Funds intend to qualify or to continue to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as a Fund qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

Tax Status of Distributions:

The Funds will distribute all of their net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Distributions from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations; however, such distributions which do qualify for the dividends-received deduction may be subject to the corporate alternative minimum tax. Any net capital gains will be distributed annually and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares. The Funds will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain securities purchased by the Funds are sold with original issue discount and thus do not make periodic cash interest payments. The Funds will be required to include as part of their current income the accrued discount on such obligations even though the Funds have not received any interest payments on such obligations during that period. Because the Funds distribute all of their net investment income to shareholders, the Funds may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

The Funds may, in certain circumstances involving tax-free reorganizations, accept securities that are appropriate investments as payment for Fund shares (an "In-Kind Purchase"). An In-Kind Purchase may result in adverse tax consequences under certain circumstances to either the investors transferring securities for shares ("In-Kind Investors") or to investors who acquire shares of a Fund after a transfer ("new shareholders"). As a result of an In-Kind Purchase, a Fund may acquire securities that have appreciated in value or depreciated in value from the date they were acquired. If appreciated securities were to be sold after an In-Kind Purchase, the amount of the gain would be taxable to new shareholders as well as to In-Kind Investors. The effect of this for new shareholders would be to tax them on a distribution that represents a return of the purchase price of their shares rather than an increase in the value of their investment. The effect on In-Kind Investors would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if a Fund acquires securities having an unrealized capital loss. In that case, In-Kind Investors will be unable to utilize the loss to offset gains, but, because an In-Kind Purchase will not result in any gains, the inability of In-Kind Investors to utilize unrealized losses will have no immediate tax effect. For new shareholders, to the extent that unrealized losses are realized by a Fund, new shareholders may benefit by any reduction in net tax liability attributable to the losses. The Adviser cannot predict whether securities acquired in any In-Kind Purchase will have unrealized gains or losses on the date of the In-Kind Purchase. Consistent with its duties as investment adviser, the Adviser will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of a Fund.

Dividends declared by the Funds in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Funds and received by the shareholders on December 31 in the year declared, if paid by the Funds at any time during the following January. The Funds intend to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by the Funds and may be exempt, depending on the state, when received by a shareholder from a Fund provided certain state-specific conditions are satisfied. The Funds will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from a Fund is considered tax exempt in their particular state. Income derived by a Fund from securities of foreign issuers may be subject to foreign withholding taxes. The Funds will not be able to elect to treat shareholders as having paid their proportionate share of such foreign taxes.

Each sale, exchange or redemption of a Fund's shares is a taxable event to the shareholder.

GENERAL INFORMATION

The Trust

The Trust, an open-end management investment company, was organized under Massachusetts law as a business trust under a Declaration of Trust dated January 26, 1996. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares. All consideration received by the Trust for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of additional portfolios.

The Trust pays its operating expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing and insurance expenses, and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

Trustees of the Trust

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

Voting Rights

Each share held entitles the Shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shareholders of each Fund will vote separately on matters pertaining solely to that Fund. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

Reporting

The Trust issues unaudited financial information semiannually and audited financial statements annually for the Funds. The Trust also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

Shareholder Inquiries

Shareholder inquiries should be directed to TIP Funds, P.O. Box 419805, Kansas City, Missouri 64141-6805, or by calling 1-800-224-6312. Purchases, exchanges and redemptions of shares should be made through the Transfer Agent by calling 1-800-224-6312.

Dividends and Distributions

Substantially all of the net investment income (excluding capital gains) of each Fund is distributed in the form of dividends at least annually. If any capital gain is realized, substantially all of it will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve or ACH wire transfer.

Dividends and other distributions of the Funds are paid on a per share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a distribution of ordinary income or capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable distribution or dividend.

Counsel and Independent Public Accountants

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Ernst & Young LLP serves as the independent public accountants for the Trust.

Custodian

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940, as amended (the "1940 Act").

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of permitted investments for the Funds:

AMERICAN DEPOSITARY RECEIPTS ("ADRs") -- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES -- Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

BORROWING -- The Funds may borrow money for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In addition, the Strategic High Yield Fund may borrow to leverage its portfolio. Such borrowings may take the form of a margin account or a conventional bank borrowing in connection with securities purchases or interest rate arbitrage transactions.

CONVERTIBLE SECURITIES -- Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

FORWARD FOREIGN CURRENCY CONTRACTS -- A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency.

HIGH YIELD SECURITIES -- Securities rated below investment grade are often referred to as "junk bonds." Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

The high yield market is relatively new and its growth has paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Fund's adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore the Trust may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund's net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

ILLIQUID SECURITIES -- Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with durations or maturities over 7 days in length.

MONEY MARKET INSTRUMENTS -- Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

REPURCHASE AGREEMENTS -- Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. Repurchase agreements are considered loans under the 1940 Act.

SECURITIES LENDING -- In order to generate additional income, a Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. Government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SHORT SALES -- A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.

SWAPS, CAPS, FLOORS AND COLLARS -- Interest rate swaps, mortgage swaps, currency swaps and other types of swap agreements such as caps, floors and collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities a Fund anticipates purchasing at a later date.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investment and their share price and yield.

U.S. GOVERNMENT AGENCY OBLIGATIONS -- Certain Federal agencies, such as the Government National Mortgage Association ("GNMA"), have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (e.g., Fannie Mae securities).

U.S. GOVERNMENT SECURITIES -- Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS -- Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

U.S. TREASURY RECEIPTS -- U.S. Treasury receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.

VARIABLE AND FLOATING RATE INSTRUMENTS -- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS -- Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES -- When-issued or delayed delivery transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Fund will maintain with the Custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Fund before settlement.

ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES -- Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accreted. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Fund will have fewer assets with which to purchase income producing securities. In the event of adverse market conditions, zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuations in value and may be less liquid than comparably rated securities paying cash interest at regular interest payment periods.

APPENDIX

The following descriptions are summaries of published ratings.

DESCRIPTION OF CORPORATE BOND RATINGS

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds rated BBB by S&P are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt rated Baa by Moody's is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Fitch uses plus and minus signs with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category. Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Bonds rated AAA by Duff are judged by Duff to be of the highest credit quality, with negligible risk factors being only slightly more than for risk-free U.S. Treasury debt. Bonds rated AA by Duff are judged by Duff to be of high credit quality with strong protection factors and risk that is modest but that may vary slightly from time to time because of economic conditions. Bonds rated A by Duff are judged by Duff to have average but adequate protection factors. However, risk factors are more variable and greater in periods of economic stress. Bonds rated BBB by Duff are judged by Duff as having below average protection factors but still considered sufficient for prudent investment, with considerable variability in risk during economic cycles.

Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly. Obligations for which there is a low expectation on investment risk are rated A by IBCA. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk. Obligations for which there is currently a low expectation of investment risk are rated BBB by IBCA. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by Standard & Poor's Corporation ("S&P") is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1, 1+, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1.


Commercial paper issues rated Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong) reflects an assurance of timely payment only slightly less in degree than paper rated F-1+. The rating F-2 (Good) reflects a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues rated F-1+ or F-1.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by good fundamental protection factors. Risk factors are minor. Duff has incorporated gradations of 1+ and 1-to assist investors in recognizing quality differences within this highest tier. Paper rated Duff-1+ has the highest certainty of timely payment, with outstanding short-term liquidity and safety just below risk-free U.S. Treasury short-term obligations. Paper rated Duff-1- has high certainty of timely payment with strong liquidity factors which are supported by good fundamental protection factors. Risk factors are very small. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets (although ongoing funding may enlarge total financing requirements) and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1, the highest rating by IBCA, indicates that the obligation is supported by a strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2, the second highest rating, are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

Trust:
TIP FUNDS


Funds:
PENN CAPITAL SELECT FINANCIAL SERVICES FUND
PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND
PENN CAPITAL VALUE PLUS FUND


Adviser:
PENN CAPITAL MANAGEMENT COMPANY, INC.


Distributor:
SEI INVESTMENTS DISTRIBUTION CO.


Administrator:
SEI FUND RESOURCES


Legal Counsel:
MORGAN, LEWIS & BOCKIUS LLP


Independent Auditors:
ERNST & YOUNG LLP